Exhibit 10.1
EXECUTION VERSION

FOURTH AMENDMENT TO CREDIT AGREEMENT AND INCREMENTAL AMENDMENT
FOURTH AMENDMENT TO CREDIT AGREEMENT AND INCREMENTAL AMENDMENT (this “Amendment”), dated as of March 31, 2015, among OSI RESTAURANT PARTNERS, LLC, a Delaware limited liability company (the “Borrower”), OSI HOLDCO, INC., a Delaware corporation (“Holdings”), the Subsidiary Guarantors (as defined in the Credit Agreement referred to below) party hereto, each of the Lenders party hereto (collectively, the “Consenting Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.
W I T N E S S E T H:
WHEREAS, the Borrower, Holdings, the lenders party thereto, the Administrative Agent (as successor administrative agent to Deutsche Bank Trust Company Americas) and the other parties thereto have entered into that certain Credit Agreement, dated as of October 26, 2012 (as amended prior to the date hereof, the “Credit Agreement”);
WHEREAS, the Borrower hereby requests a Revolving Commitment Increase in an aggregate principal amount of $225,000,000, in accordance with Section 2.16(a) of the Credit Agreement (the “Revolving Commitment Increase”);
WHEREAS, $216,300,000 of the Revolving Commitment Increase are anticipated to be used by the Borrower to repay $215,000,000 of the outstanding Term B Loans and to pay fees and expenses in connection with this Fourth Amendment;
WHEREAS, subject to the terms of this Amendment, each of the Revolving Credit Lenders party hereto (each an “Incremental Revolving Credit Lender”) is severally willing to provide a portion of the Revolving Commitment Increase;
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:
SECTION 1.    Amendments to Credit Agreement. Effective as of the Fourth Amendment Effective Date and subject to the terms and conditions set forth herein and in reliance upon representations and warranties set forth herein, the Credit Agreement is hereby amended as follows:
(a)the definition of “Fourth Amendment Effective Date” is hereby added to Section 1.01 of the Credit Agreement in appropriate alphabetical order to read in its entirety as follows:
“Fourth Amendment Effective Date” means March 31, 2015.
(b)the definition of “Revolving Credit Commitment” is hereby amended by replacing the last sentence of such definition with the following sentence:
“The aggregate Revolving Credit Commitments of all Revolving Credit Lenders on the Fourth Amendment Effective Date shall be $825,000,000, as such amount may be adjusted from time to time in accordance with the terms of this Agreement.”

(c)Section 3.01 of the Credit Agreement is hereby amended by inserting the following new clause (j) at the end of such Section:
“For purposes of determining withholding Taxes imposed under FATCA, from and after the Fourth Amendment Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Loans as not qualifying as a ‘grandfathered obligation’ within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i) solely for purposes of determining whether withholding taxes apply under FATCA and regardless of whether the Fourth Amendment to Credit Agreement and Incremental Agreement dated as of March 31, 2015 constitutes a ‘significant modification’ under Treasury Regulations Section 1.1001-3.”
(d)Schedule 2.01 to the Credit Agreement is hereby amended by replacing the column entitled “Revolving Credit Commitment” in its entirety as set forth on the Schedule attached hereto.
SECTION 2.    Revolving Commitment Increase.

(a)The Administrative Agent and each Incremental Revolving Credit Lender hereby agrees that this Amendment constitutes an Incremental Loan Request pursuant to Section 2.16(a) of the Credit Agreement.

(b)Each Incremental Revolving Credit Lender agrees that, effective as of the Fourth Amendment Effective Date, its respective Revolving Credit Commitment shall be increased by its share of the Revolving Commitment Increase as set forth on Schedule 2.01 hereto.

(c)On and as of the Fourth Amendment Effective Date, each Incremental Revolving Credit Lender shall be deemed to be a “Incremental Revolving Credit Lender” as defined in the Credit Agreement with a “Revolving Credit Commitment” as defined in the Credit Agreement.

SECTION 3.    Acknowledgement and Confirmation. Each of the Loan Parties party hereto hereby agrees that with respect to each Loan Document to which it is a party, after giving effect to the Amendment and the transactions contemplated hereunder:
(a)all of its obligations, liabilities and indebtedness under such Loan Document, including guarantee obligations, shall, except as expressly set forth herein or in the Credit Agreement, remain in full force and effect on a continuous basis; and
(b)all of the Liens and security interests created and arising under such Loan Document remain in full force and effect on a continuous basis, and the perfected status and priority to the extent provided for in Section 5.19 of the Credit Agreement of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged as collateral security for the Obligations, to the extent provided in such Loan Documents.
SECTION 4.    Conditions of Effectiveness of this Amendment. This Amendment shall become effective on the date when the following conditions shall have been satisfied or waived (such date, the “Fourth Amendment Effective Date”):
(a)The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles (followed promptly by originals) unless otherwise specified, each properly executed by a

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Responsible Officer of the signing Loan Party, each in form and substance reasonably satisfactory to the Administrative Agent and its legal counsel:
(i)this Amendment, duly executed by Holdings, the Borrower, the Subsidiary Guarantors existing as of the Fourth Amendment Effective Date, the Administrative Agent, and the Incremental Revolving Credit Lenders;
(ii)a replacement Note executed by the Borrower in favor of each Incremental Revolving Credit Lender that has requested a replacement Note at least two (2) Business Days in advance of the Fourth Amendment Effective Date;
(iii)a certificate of a Responsible Officer of each Loan Party certifying as to the incumbency and genuineness of the signature of each officer of such Loan Party executing Loan Documents to which it is a party and certifying that (A) the articles or certificate of incorporation or formation (or equivalent), as applicable, of such Loan Party have not been amended since the date of the last delivered certificate, or if they have been amended, attached thereto are true, correct and complete copies of the same, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of incorporation, organization or formation (or equivalent), as applicable, (B) the bylaws or other governing document of such Loan Party have not been amended since the date of the last delivered certificate, or if they have been amended, attached thereto are true, correct and complete copies of the same, (C) attached thereto is a true, correct and complete copy of resolutions duly adopted by the board of directors (or other governing body) of Loan Party authorizing and approving the transactions contemplated hereunder and the execution, delivery and performance of this Amendment and (D) attached thereto is a true, correct and complete copy of such certificates of good standing (including bring down certificates) from the applicable secretary of state of the state of incorporation, organization or formation (or equivalent), as applicable, of each Loan Party; and
(iv)opinion from Ropes & Gray LLP, New York counsel to the Loan Parties substantially in form and substance reasonably satisfactory to the Administrative Agent.
(b)Payment of all fees and expenses of the Administrative Agent and Wells Fargo Securities, LLC, and in the case of expenses, to the extent invoiced at least three (3) Business Days prior to the Fourth Amendment Effective Date (except as otherwise reasonably agreed to by the Borrower), required to be paid on the Fourth Amendment Effective Date.
(c)Payment of all fees to the Lenders required to be paid on the Fourth Amendment Effective Date.
(d)The representations and warranties in Section 7 of this Amendment shall be true and correct as of the Fourth Amendment Effective Date.
For purposes of determining compliance with the conditions specified in this Section 4, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Fourth Amendment Effective Date specifying its objection thereto.
SECTION 5.    Costs and Expenses. The Borrower hereby reconfirms its obligations pursuant to Section 10.04 of the Credit Agreement to pay and reimburse the Administrative Agent in accordance with the terms thereof.

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SECTION 6.    Remedies. This Amendment shall (a) be deemed to be an “Incremental Amendment” in accordance with Section 2.16(a) of the Credit Agreement and (b) constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 7.    Representations and Warranties. To induce the Administrative Agent and the other Lenders to enter into this Amendment, each Loan Party represents and warrants to the Administrative Agent and the other Lenders on and as of the Fourth Amendment Effective Date that, in each case:
(a)the representations and warranties of each Loan Party set forth in Article V of the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the Fourth Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates; and
(b)no Default or Event of Default exists and is continuing.
SECTION 8.    Reference to and Effect on the Credit Agreement and the Loan Documents.
(a)On and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “herein,” “hereto”, “hereof” and “hereunder” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.
(b)The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(c)The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. Without limiting the generality of the foregoing, the Collateral Documents in effect immediately prior to the date hereof and all of the Collateral described therein in existence immediately prior to the date hereof do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Amendment.
SECTION 9.    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
SECTION 10.    Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.
[The remainder of this page is intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

OSI RESTAURANT PARTNERS, LLC, as Borrower

By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President , Chief Legal Officer
& Secretary

OSI HOLDCO, INC., as Holdings

By:	/s/ Elizabeth Smith
Name: Elizabeth Smith
Title: Director

BLOOMIN’ BRANDS GIFT CARD SERVICES, LLC
OS RESTAURANT SERVICES, LLC
OUTBACK DESIGNATED PARTNER, LLC
OUTBACK KANSAS LLC

By: OUTBACK STEAKHOUSE OF FLORIDA, LLC,
its member

By: OSI RESTAURANT PARTNERS, LLC, its
member

	By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President , Chief Legal Officer
& Secretary

OSI Restaurant Partners LLC
Fourth Amendment to Credit Agreement and Incremental Amendment
Signature Page

BONEFISH GRILL GULF COAST OF LOUISIANA,
LLC

By: BONEFISH/GULF COAST, LIMITED
PARTNERSHIP, its managing member

By: BONEFISH GRILL, LLC, its general
partner

By: OSI RESTAURANT PARTNERS,
LLC, its managing member

		By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President ,
Chief Legal Officer
& Secretary

BONEFISH OF BEL AIR, LLC
BONEFISH GRILL OF FLORIDA, LLC

By: BONEFISH GRILL, LLC, its managing member

By: OSI RESTAURANT PARTNERS, LLC, its
managing member

	By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President ,
Chief Legal Officer
& Secretary

BONEFISH GRILL, LLC

By: OSI RESTAURANT PARTNERS, LLC, its
managing member

By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President ,
Chief Legal Officer & Secretary

OSI Restaurant Partners LLC
Fourth Amendment to Credit Agreement and Incremental Amendment
Signature Page

BONEFISH KANSAS DESIGNATED PARTNER,
LLC

By: BONEFISH KANSAS LLC, its member

By: BONEFISH GRILL, LLC, its member

By: OSI RESTAURANT PARTNERS,
LLC, its managing member

	By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President ,
Chief Legal Officer
& Secretary

BONEFISH/ASHEVILLE, LIMITED PARTNERSHIP
BONEFISH/CAROLINAS, LIMITED PARTNERSHIP
BONEFISH/COLUMBUS-I, LIMITED
PARTNERSHIP
BONEFISH/CRESCENT SPRINGS, LIMITED
PARTNERSHIP
BONEFISH/GREENSBORO, LIMITED
PARTNERSHIP
BONEFISH/GULF COAST, LIMITED PARTNERSHIP
BONEFISH/HYDE PARK, LIMITED PARTNERSHIP
BONEFISH/SOUTHERN, LIMITED PARTNERSHIP

By: BONEFISH GRILL, LLC, its general partner

By: OSI RESTAURANT PARTNERS, LLC, its
managing member

By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President ,
Chief Legal Officer & Secretary

OSI Restaurant Partners LLC
Fourth Amendment to Credit Agreement and Incremental Amendment
Signature Page

BONEFISH/SOUTH FLORIDA-I, LIMITED
PARTNERSHIP

By: BONEFISH GRILL OF FLORIDA, LLC, its
general partner

By: BONEFISH GRILL, LLC, its managing
member

By: OSI RESTAURANT PARTNERS,
LLC, its managing member

	By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President ,
Chief Legal Officer & Secretary

BONEFISH BEVERAGES, LLC
BONEFISH HOLDINGS, LLC
CIGI BEVERAGES OF TEXAS, LLC
CIGI HOLDINGS, LLC

By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Manager

OUTBACK BEVERAGES OF TEXAS, LLC
OBTEX HOLDINGS, LLC

By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Manager

OSI Restaurant Partners LLC
Fourth Amendment to Credit Agreement and Incremental Amendment
Signature Page

BONEFISH BRANDYWINE, LLC
BONEFISH DESIGNATED PARTNER, LLC
BONEFISH KANSAS LLC

By: BONEFISH GRILL, LLC, its member

By: OSI RESTAURANT PARTNERS, LLC, its
managing member

By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President , Chief Legal Officer
& Secretary

BONEFISH GRILL OF FLORIDA DESIGNATED
PARTNER, LLC

By: BONEFISH GRILL OF FLORIDA, LLC, its
member

By: BONEFISH GRILL, LLC, its managing
member

By: OSI RESTAURANT PARTNERS,
LLC, its managing member

	By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President , Chief Legal Officer
& Secretary

OSI Restaurant Partners LLC
Fourth Amendment to Credit Agreement and Incremental Amendment
Signature Page

BFG NEBRASKA, INC.
BFG OKLAHOMA, INC.
BOOMERANG AIR, INC.
CIGI NEBRSKA, INC.
CIGI OKLAHOMA, INC.
OS MANAGEMENT, INC.
OS MORTGAGE HOLDINGS, INC.
OSF NEBRASKA, INC.
OSF OKLAHOMA, INC.
OUTBACK ALABAMA, INC.
OUTBACK CATERING, INC.
OUTBACK & CARABBA’S OF NEW MEXICO, INC.

By:	/s/ David J. Deno
Name: David J. Deno
Title: CFO, Executive Vice President

OSI CO-ISSUER, INC.

By:	/s/ Elizabeth Smith
Name: Elizabeth Smith
Title: Director

OS ASSET, INC.

By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Chief Legal Officer, Secretary & President

CARRABBA’S DESIGNATED PARTNER, LLC
CARRABBA’S KANSAS LLC

By: CARRABBA’S ITALIAN GRILL, LLC, its
member

By: OSI RESTAURANT PARTNERS, LLC, its
member

	By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President , Chief Legal
Officer & Secretary

OSI Restaurant Partners LLC
Fourth Amendment to Credit Agreement and Incremental Amendment
Signature Page

CARRABBA’S ITALIAN GRILL OF HOWARD
COUNTY, INC.

By:	/s/ Richard Landman
Name: Richard Landman
Title: Secretary, Treasurer & President

CARRABBA’S ITALIAN GRILL, LLC
OS REALTY, LLC
OUTBACK STEAKHOUSE OF FLORIDA, LLC
PRIVATE RESTAURANT MASTER LESSEE, LLC

By: OSI RESTAURANT PARTNERS, LLC, its
member

By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President , Chief Legal Officer
& Secretary

CARRABBA’S KANSAS DESIGNATED PARTNER,
LLC

By: CARRABBA’S KANSAS LLC, its member

By: CARRABBA’S ITALIAN GRILL, LLC, its
member

By: OSI RESTAURANT PARTNERS,
LLC, its member

	By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President ,
Chief Legal Officer
& Secretary

OSI Restaurant Partners LLC
Fourth Amendment to Credit Agreement and Incremental Amendment
Signature Page

CARRABBA’S OF BOWIE, LLC

By: CARRABBA’S ITALIAN GRILL, LLC, its
managing member

By: OSI RESTAURANT PARTNERS, LLC, its
member

	By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President , Chief Legal
Officer & Secretary

CARRABBA’S OF GERMANTOWN, INC.
CARRABBA’S OF WALDORF, INC.

By: CARRABBA’S ITALIAN GRILL, LLC, its
managing member

By: OSI RESTAURANT PARTNERS, LLC, its member

By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President , Chief
Legal Officer & Secretary

OSI Restaurant Partners LLC
Fourth Amendment to Credit Agreement and Incremental Amendment
Signature Page

CARRABBA’S/BIRMINGHAM 280, LIMITED
PARTNERSHIP
CARRABBA’S/COOL SPRINGS, LIMITED
PARTNERSHIP
CARRABBA’S/DEERFIELD TOWNSHIP, LIMITED
PARTNERSHIP
CARRABBA’S/GREEN HILLS, LIMITED
PARTNERSHIP
CARRABBA’S/LEXINGTON, LIMITED
PARTNERSHIP
CARRABBA’S/LOUISVILLE, LIMITED
PARTNERSHIP
CARRABBA’S/METRO, LIMITED PARTNERSHIP
CARRABBA’S/MICHIGAN, LIMITED
PARTNERSHIP
CARRABBA’S/MONTGOMERY, LIMITED
PARTNERSHIP
CARRABBA’S/ROCKY TOP, LIMITED
PARTNERSHIP

By: CARRABBA’S ITALIAN GRILL, LLC, its general
partner

By: OSI RESTAURANT PARTNERS, LLC, its
member

By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President , Chief
Legal Officer & Secretary

By: CARRABBA’S DESIGNATED PARTNER, LLC,
its general partner

By: CARRABBA’S ITALIAN GRILL, LLC, its
member

By: OSI RESTAURANT PARTNERS,
LLC, its member

By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President ,
Chief Legal Officer
& Secretary

OSI Restaurant Partners LLC
Fourth Amendment to Credit Agreement and Incremental Amendment
Signature Page

CARRABBA’S/DC-I, LIMITED PARTNERSHIP
CARRABBA’S/MID ATLANTIC-I, LIMITED
PARTNERSHIP

By: CARRABBA’S ITALIAN GRILL, LLC, its general
partner

By: OSI RESTAURANT PARTNERS, LLC, its
member

By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President , Chief
Legal Officer & Secretary

CIGI/BFG OF EAST BRUNSWICK PARTNERSHIP

By: CARRABBA’S ITALIAN GRILL, LLC, its general
partner

By: OSI RESTAURANT PARTNERS, LLC, its
member

By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President , Chief
Legal Officer & Secretary

By: BONEFISH GRILL, LLC, its general partner

By: OSI RESTAURANT PARTNERS, LLC, its
managing member

By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President , Chief
Legal Officer & Secretary

OSI Restaurant Partners LLC
Fourth Amendment to Credit Agreement and Incremental Amendment
Signature Page

OUTBACK OF ASPEN HILL, INC.
OUTBACK OF GERMANTOWN, INC.

By: OUTBACK STEAKHOUSE OF FLORIDA, LLC

By: OSI RESTAURANT PARTNERS, LLC, its
managing member

	By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President , Chief
Legal Officer & Secretary

FREDERICK OUTBACK, INC.

By:	/s/ Stephen S. Newton
Name: Stephen S. Newton
Title: Treasurer, President & Secretary

OSF/BFG OF DEPTFORD PARTNERSHIP
OSF/BFG OF LAWRENCEVILLE PARTNERSHIP

By: OUTBACK STEAKHOUSE OF FLORIDA, LLC,
its general partner

By: OSI RESTAURANT PARTNERS, LLC, its
member

	By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President , Chief
Legal Officer & Secretary

By: BONEFISH GRILL, LLC, its general partner

By: OSI RESTAURANT PARTNERS, LLC, its
managing member

	By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President , Chief
Legal Officer & Secretary

OSI Restaurant Partners LLC
Fourth Amendment to Credit Agreement and Incremental Amendment
Signature Page

OSF/CIGI OF EVESHAM PARTNERSHIP
OUTBACK/CARRABBA’S PARTNERSHIP

By: OUTBACK STEAKHOUSE OF FLORIDA, LLC,
its general partner

By: OSI RESTAURANT PARTNERS, LLC, its
member

By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President , Chief
Legal Officer & Secretary

By: CARRABBA’S ITALIAN GRILL, LLC, its general
partner

By: OSI RESTAURANT PARTNERS, LLC, its
member

By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President , Chief
Legal Officer & Secretary

OUTBACK KANSAS DESIGNATED PARTNER, LLC

By: OUTBACK KANSAS LLC, its member

By: OUTBACK STEAKHOUSE OF
FLORIDA, LLC, its member

By: OSI RESTAURANT PARTNERS,
LLC, its member

	By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President ,
Chief Legal Officer & Secretary

OSI Restaurant Partners LLC
Fourth Amendment to Credit Agreement and Incremental Amendment
Signature Page

OUTBACK STEAKHOUSE WEST VIRGINIA, INC.

By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Director

OUTBACK STEAKHOUSE-NYC, LTD.
OUTBACK/DC, LIMITED PARTNERSHIP
OUTBACK/MID ATLANTIC-I, LIMITED
PARTNERSHIP
OUTBACK/STONE-II, LIMITED PARTNERSHIP

By: OUTBACK STEAKHOUSE OF FLORIDA, LLC,
its general partner

By: OSI RESTAURANT PARTNERS, LLC, its
member

By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President , Chief
Legal Officer & Secretary

OUTBACK CATERING DESIGNATED PARTNER,
LLC

By: OUTBACK CATERING, INC., its member

By:	/s/ David J. Deno
Name: David J. Deno
Title: CFO, Executive Vice President

OUTBACK OF LAUREL, LLC

By: OUTBACK STEAKHOUSE OF FLORIDA, LLC,
the Sole Manager

By: OSI RESTAURANT PARTNERS, LLC, its
member

By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President , Chief
Legal Officer & Secretary

OSI Restaurant Partners LLC
Fourth Amendment to Credit Agreement and Incremental Amendment
Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Swing Line Lender, Collateral
Agent and an L/C Issuer

By:	/s/ Stephen A. Leon
	Name:	Stephen A. Leon
	Title:	Managing Director

OSI Restaurant Partners LLC
Fourth Amendment to Credit Agreement and Incremental Amendment
Signature Page

BANK OF AMERICA, N.A., as an Incremental
Revolving Credit Lender

By:	/s/ Nicholas Cheng
	Name:	Nicholas Cheng
	Title:	Vice President

OSI Restaurant Partners LLC
Fourth Amendment to Credit Agreement and Incremental Amendment
Signature Page

JPMORGAN CHASE BANK, N.A., as an Incremental
Revolving Credit Lender

By:	/s/ Tony Yung
Name: Tony Yung
Title: Executive Director

OSI Restaurant Partners LLC
Fourth Amendment to Credit Agreement and Incremental Amendment
Signature Page

Citizens Bank National Association,
as an Incremental Revolving Credit Lender

By:	/s/ John P. Dysart
John P. Dysart
Sr. Vice President

OSI Restaurant Partners LLC
Fourth Amendment to Credit Agreement and Incremental Amendment
Signature Page

HSBC Bank USA, National Association
as an Incremental Revolving Credit Lender

By:	/s/ Rafael De Paoli
	Name:	Rafael De Paoli
	Title:	Senior Vice President

OSI Restaurant Partners LLC
Fourth Amendment to Credit Agreement and Incremental Amendment
Signature Page

Coöperatieve Centrale Raiffeisen-Boerenleenbank
B.A., “Rabobank Nederland”, New York Branch, as
an Incremental Revolving Credit Lender

By:	/s/ Chris Grimes
	Name:	Chris Grimes
	Title:	Executive Director

By:	/s/ Michael T. Harder
	Name:	Michael T. Harder
	Title:	Executive Director

OSI Restaurant Partners LLC
Fourth Amendment to Credit Agreement and Incremental Amendment
Signature Page

Regions Bank, as an Incremental Revolving Credit
Lender

By:	/s/ Scott C. Tocci
Name: Scott C. Tocci
Title: Managing Director

OSI Restaurant Partners LLC
Fourth Amendment to Credit Agreement and Incremental Amendment
Signature Page

US Bank, National Association, as an Incremental
Revolving Credit Lender

By:	/s/ Steven L. Sawyer
	Name:	Steven L. Sawyer
	Title:	Senior Vice President

OSI Restaurant Partners LLC
Fourth Amendment to Credit Agreement and Incremental Amendment
Signature Page

The Bank of Tokyo-Mitsubishi UFJ, Ltd.,
as an Incremental Revolving Credit Lender

By:	/s/ Christine L. Howatt
	Name:	Christine L. Howatt
	Title:	Authorized Signatory

OSI Restaurant Partners LLC
Fourth Amendment to Credit Agreement and Incremental Amendment
Signature Page

Fifth Third Bank, An Ohio Banking Corporation, as an
Incremental Revolving Credit Lender

By:	/s/ John A. Marian
	Name:	John A. Marian
	Title:	Vice President

OSI Restaurant Partners LLC
Fourth Amendment to Credit Agreement and Incremental Amendment
Signature Page

Sumitomo Mitsui Banking Corp.

By:	/s/ David W. Kee
David W. Kee
Managing Director

OSI Restaurant Partners LLC
Fourth Amendment to Credit Agreement and Incremental Amendment
Signature Page

Cadence Bank NA, as an Incremental Revolving Credit
Lender

By:	/s/ John M. Huss
	Name:	John M. Huss
	Title:	Managing Director

OSI Restaurant Partners LLC
Fourth Amendment to Credit Agreement and Incremental Amendment
Signature Page

PNC Bank, N.A as an Incremental Revolving Credit
Lender

By:	/s/ Oluchi Chuku
Name: Oluchi Chuku
Title: Vice President/Assoc RM

OSI Restaurant Partners LLC
Fourth Amendment to Credit Agreement and Incremental Amendment
Signature Page

TD Bank, N.A.,
as an Incremental Revolving Credit Lender

By:	/s/ Alan Garson
Name: Alan Garson
Title: Senior Vice President

OSI Restaurant Partners LLC
Fourth Amendment to Credit Agreement and Incremental Amendment
Signature Page

USAMERIBANK, a Florida banking corporation,
as an Incremental Revolving Credit Lender

By:	/s/ Ronald L. Ciganek
Name: Ronald L. Ciganek
Title: Senior Vice President

OSI Restaurant Partners LLC
Fourth Amendment to Credit Agreement and Incremental Amendment
Signature Page

Florida Community Bank, N.A.,
as an Incremental Revolving Credit Lender

By:	/s/ Jonathan Simoens
Name: Jonathan Simoens
Title: SVP

OSI Restaurant Partners LLC
Fourth Amendment to Credit Agreement and Incremental Amendment
Signature Page

[First Tennessee Bank, National Association], as an
Incremental Revolving Credit Lender

By:	/s/ John R. Schmitt
	Name:	John R. Schmitt
	Title:	Senior Vice President

OSI Restaurant Partners LLC
Fourth Amendment to Credit Agreement and Incremental Amendment
Signature Page

Schedule 2.01
(as of the Fourth Amendment Effective Date)

Lender	Revolving Credit Commitment
Wells Fargo Bank, National Association	$112,333,333.00
Bank of America, N.A.	$85,333,333.00
JPMorgan Chase Bank, N.A.	$68,333,333.00
Citizens Bank, N.A.	$57,333,333.00
HSBC Bank USA, National Association	$57,333,333.00
Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A. “Rabobank Nederland”, New York Branch	$57,333,333.00
U.S. Bank, National Association	$57,333,333.00
Regions Bank	$56,333,333.00
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$37,333,333.00
Fifth Third Bank	$37,333,333.00
Morgan Stanley Bank, N.A.	$20,000,000.00
Raymond James Bank, N.A.	$20,000,000.00
PNC Bank, National Association	$18,333,334.00
Sumitomo Mitsui Banking Corporation	$18,333,334.00
TD Bank, N.A.	$18,333,334.00
USAmeriBank	$18,333,334.00
Cadence Bank NA	$15,333,334.00
Deutsche Bank AG New York Branch	$15,000,000.00
First Tennessee Bank National Association	$15,000,000.00
Florida Community Bank, N.A.	$15,000,000.00
Goldman Sachs Bank USA	$15,000,000.00
Webster Bank, National Association	$10,000,000.00
Total	$825,000,000.00

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